UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 15, 2007

SIERRA MONITOR CORPORATION

(Exact name of registrant as specified in its charter)

California	000-7441	95-2481914
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1991 Tarob Court Milpitas, California 95035
(Address of principal executive offices, including zip code)

(408) 262-6611
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.02 – Results of Operations and Financial Condition.

On March 15, 2007, Sierra Monitor Corporation issued a press release announcing results for the fourth quarter and twelve months ended December 31, 2006.  A copy of the press release is attached as Exhibit 99.1 to this current report on Form 8-K and is incorporated by reference herein.

The information in this current report on Form 8-K and the exhibits attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any general incorporation language in such filing.

Section 9 – Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(d)          Exhibits.

99.1

Text of press Release issued by Sierra Monitor Corporation dated March 15, 2007.

Signature

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 15, 2007	Sierra Monitor Corporation

/s/ Gordon R. Arnold
Gordon R. Arnold, President

Exhibit Index

Exhibit Number	Exhibit Title

99.1	Text of press release issued by Sierra Monitor Corporation dated March 15, 2007.

Sierra Monitor Announces Financial Results for the Fourth Quarter and 12 Months Ended December 31, 2006

Sales Up 23% Year-Over-Year

Reports Sixth Consecutive Quarter of Profitability

Milpitas, California – March 15, 2007 – Sierra Monitor Corporation (OTC: SRMC.OB), a leading designer and manufacturer of product solutions that enhance safety, efficiency and communications capabilities in both process control and building automation industries, today announced financial results for the fourth quarter and 12 months ended December 31, 2006.

Financial Highlights

•

Increased 2006 sales by 23% year-over-year to $10.8 million

•

Achieved 2006 operating income of $779,647 and GAAP earnings per share of $0.04

•

Generated positive cash flow from operations for the full year and fourth quarter of 2006

•

Fourth quarter revenues were $ 3.0 million, an increase of 25% year-over-year

•

Fourth quarter operating income increased 75% to $200,192, compared to $114,512 in the prior year

•

Achieved sixth consecutive quarter of profitability

2006 Business Highlights

•

Significant sales increase of ProtoCessor, OEM products that enable network connectivity within building automation systems

•

Received independent third party certifications from Factory Mutual on two new, innovative gas detection instruments.  Certifications are essential for sales to plants insured by Factory Mutual.

•

Began deployment of web server based multi-point gas monitoring systems

•

Introduced SlotServer ControlLogix interface module that allows data transfer between building automation systems and Allen Bradley industrial networks

Fourth Quarter and Full Year 2006 Financial Results

Total sales for the quarter ended December 31, 2006 were $3.0 million, an increase of 25% from the $2.4 million reported for the same period of 2005.  For the full year ended December 31, 2006, sales increased 23% to $10.8 million, compared to $8.8 million for the same period of 2005.

Sierra Monitor posted GAAP net income of $128,229, or $0.01 per share (basic and diluted), for the quarter ended December 31, 2006, compared to GAAP net income of $47,479, or $0.00 per share (basic and diluted) for the same period of  2005. Sierra Monitor posted GAAP net income of $468,448, or $0.04 per share (basic and diluted), for the year ended December 31, 2006, compared to GAAP net loss of $230,679, or $(0.02) per share (basic and diluted) for the same period of 2005.

Sierra Monitor posted non-GAAP net income of $162,506, or $0.01 per share (basic and diluted), for the quarter ended December 31, 2006, compared to non-GAAP net income of $81,085, or $0.01 per share (basic and diluted) for the same period of  2005. Sierra Monitor posted non-GAAP net income of $646,088 or $0.06 per share (basic), or $0.05 per share (diluted), for the year ended December 31, 2006, compared to non-GAAP net loss of $(30,394), or $0.00 per share (basic and diluted) for the same period of  2005.

“I am delighted with the progress and the financial results the Sierra Monitor team achieved during the past year,” said Gordon Arnold, Chairman and Chief Executive Officer.  “Six consecutive profitable quarters have resulted in the elimination of our short term debt and we broadened and strengthen our product lines.  Our team remains focused on further profitable growth and building our business for the long term.”

Cash Position

Sierra Monitor had $446,000 in cash at December 31, 2006.  Receivables at December 31, 2006 were $1.6 million.  The Company’s Days Sales Outstanding in Accounts Receivable (DSO’s) was 51 days.  Sierra Monitor eliminated its bank borrowings during the year.

About Sierra Monitor Corporation

Sierra Monitor Corporation is a leading designer and manufacturer of product solutions that enhance safety, efficiency and communications capabilities in both process control and building automation industries. The four primary product groups are:

•

Hazardous Gas Detection Systems - used in a wide variety of industries, including chemical/petrochemical, waste water treatment, transportation and oil and gas industries. Sierra Monitor is widely known as a technological leader in gas detection systems.

•

Telecom Site Management Products - used by telecommunications companies to monitor, manage and control HVAC, safety and security in remote environmental enclosures.

•

FieldServer - protocol translator/gateways providing the interoperability desired in the process control and building automation industries.

•

ProtoCessor - protocol coprocessor from FieldServer Technologies is an OEM solution for product designers to incorporate an embedded solution to provide output to widely accepted protocols.

With over 25 years of industry experience and more than 15,000 installations worldwide, Sierra Monitor is an industry leader.

Safe Harbor Statement

This news release includes "forward-looking statements" that are subject to risks, uncertainties and other factors that could cause actual results or outcomes to differ materially from those contemplated by the forward-looking statements. Forward-looking statements on this website are generally identified by words, such as "believes,” "anticipates," "plans," "expects," "will," "would," “guidance,” “projects” and similar expressions which are intended to identify forward-looking statements. There are a number of important factors that could cause the results of Sierra Monitor to differ materially from those indicated by these forward-looking statements, including, among others, potential difficulties in the assimilation of operations, strategies, technologies, personnel and products of acquired companies and technologies, the impact of perceived or actual weakening of economic conditions on customers' and prospective customers' spending on Sierra Monitor products and services; quarterly fluctuations in Sierra Monitor’s revenues or other operating results; periodic fluctuations in product mix resulting in significant variation of profit margins, failure by Sierra Monitor to meet financial expectations of analysts and investors, including failure resulting from significant reductions in demand from earlier anticipated levels; risks related to market acceptance of Sierra Monitor’s products; customization and deployment delays or errors associated with Sierra Monitor’s products; impact of long sales and implementation cycles for certain products; activities by Sierra Monitor and others regarding protection of intellectual property; and competitors' release of competitive products and other actions. Further information on potential factors that could affect the financial results of Sierra Monitor are included in risks detailed from time to time in Sierra Monitor’s Securities and Exchange Commission filings, including without limitation Sierra Monitor’s Annual Report on Form 10-KSB and Quarterly Report on Form 10-QSB. These filings are available on a Web site maintained by the Securities and Exchange Commission at http://www.sec.gov. Sierra Monitor does not undertake an obligation to update forward-looking or other statements in this release.

Sierra Monitor Investor Relations Contact:

Steve Polcyn

(925) 548 3516

investor_relations@sierramonitor.com

TABLE A
SIERRA MONITOR CORPORATION
Statements of Operations

	For the three months ended December 31,		For the twelve months ended December 31,
	2006	2005	2006	2005
Net sales	$2,991,135	$2,394,581	$10,854,807	$8,816,414
Cost of goods sold	1,291,062	916,665	4,379,916	3,540,438
Gross profit	1,700,073	1,477,916	6,474,891	5,275,976
Operating expenses
Research and development	474,286	406,536	1,810,637	1,694,977
Selling and marketing	682,097	641,038	2,542,457	2,652,871
General and administrative	343,498	315,830	1,342,150	1,275,894
	1,499,881	1,363,404	5,695,244	5,623,742
Income (loss) from operations	200,192	114,512	779,647	(347,766)
Interest income (expense)	(2,212)	(3,706)	(14,641)	(5,025)
Income (loss) before income taxes	197,980	110,806	765,006	(352,791)

Income taxes (benefit) provision	69,751	63,327	296,558	(122,112)

Net income (loss)	$128,229	$47,479	$468,448	$(230,679)
Net income (loss) per share:
Basic	$0.01	$0.00	$0.04	$(0.02)
Diluted	$0.01	$0.00	$0.04	$(0.02)
Weighted-average number of shares used In per share computations:
Basic	11,055,192	11,019,879	11,050,539	11,009,724
Diluted	11,542,367	11,473,069	11,604,478	11,009,724

TABLE B
SIERRA MONITOR CORPORATION
Balance Sheet
December 31, 2006

Assets
Current assets:
Cash	$446,395
Trade receivables, less allowance for doubtful accounts of
approximately $64,000	1,642,472
Inventories, net	2,255,905
Prepaid expenses	146,290
Deferred income taxes	244,933
Total current assets	4,735,995

Property and equipment, net	135,019
Deferred income taxes	50,921
Other assets	134,483

Total assets	$5,056,418

Liabilities and Shareholders’ Equity
Current liabilities:
Accounts payable	$942,808
Accrued compensation expenses	292,962
Income taxes payable	17,028
Other current liabilities	74,222
Total current liabilities	1,327,020

Commitments and contingencies

Shareholders’ equity:
Common stock, $0.001 par value; 20,000,000 shares authorized;
11,055,192 shares issued and outstanding	11,055
Additional paid-in capital	3,265,104
Retained earnings	453,239
Total shareholders’ equity	3,729,398

Total liabilities and shareholders’ equity	$5,056,418

NON-GAAP FINANCIAL MEASURES

The accompanying news release dated March 15, 2007 contains non-GAAP financial measures. Table C reconciles the non-GAAP financial measures in that news release to the most directly comparable financial measures prepared in accordance with Generally Accepted Accounting Principles (GAAP). These non-GAAP financial measures include non-GAAP operating expenses, non-GAAP profit (loss) from operations and related non-GAAP profit (loss) as a percentage of revenue, non-GAAP net profit (loss) and basic and diluted non-GAAP net profit (loss) per share.

Sierra Monitor continues to provide all information required in accordance with GAAP and does not suggest or believe non-GAAP financial measures should be considered as a substitute for, or superior to, measures of financial performance prepared in accordance with GAAP.  Sierra Monitor believes that these non-GAAP financial measures provide meaningful supplemental information regarding its operating results primarily because they exclude amounts the Company does not consider part of ongoing operating results when assessing the overall Company performance.

We believe that our non-GAAP financial measures facilitate the comparison of results for current periods with results for past periods. We exclude the following items from non-GAAP financial measures:

Depreciation and Amortization of Tangible and Intangible Assets

In accordance with GAAP, depreciation and amortization of tangible and intangible assets includes depreciation of purchased capital assets and amortization of intangible assets including third party approval fees. We exclude these amounts from our internal measures for budget and planning purposes.

Provision for Bad Debt Expense

We maintain an allowance for doubtful accounts which is analyzed on a periodic basis to ensure that it is adequate to the best of management’s knowledge.  We exclude these amounts from our internal measures for budget and planning purposes.

Provision for Inventory Losses

We evaluate our inventories for excess or obsolescence on a quarterly basis.  Inventories identified as slow moving or obsolete are determined based on historical experience and current product demand.  The quarterly analysis is used to adjust the provision for inventory losses.  We exclude the provision for inventory losses from our internal measures for budget and planning purposes.

Stock-based Compensation Expense

Our non-GAAP financial measures exclude share-based compensation expenses, which consist of expenses for stock options. While share-based compensation is an expense affecting our results of operations, management excludes share-based compensation from our budget and planning process. For these reasons we exclude share-based compensation expenses from our non-GAAP financial measures.  We compute weighted average dilutive shares using the methods required by SFAS 128 and SFAS 123(R) for both GAAP and non-GAAP diluted net income per share.

Interest Expense

We evaluate our operating results in a manner that focuses on what management believes to be our ongoing business operations.  Our non-GAAP financial measures exclude interest expense as it is not considered to be a part of operating expenses.

Sierra Monitor refers to these non-GAAP financial measures in evaluating and measuring the performance of our ongoing operations and for planning and forecasting in future periods. These non-GAAP financial measures also facilitate our internal comparisons to historical operating results.  We are reporting non-GAAP financial measures because we believe that the inclusion of comparative numbers provides consistency in our financial reporting. We compute non-GAAP financial measures using the same consistent method from quarter to quarter and year to year.

Sierra Monitor believes that non-GAAP measures have significant limitations in that they do not reflect all of the amounts associated with Sierra Monitor's financial results as determined in accordance with GAAP and that these measures should only be used to evaluate Sierra Monitor's financial results in conjunction with the corresponding GAAP measures. Because of these limitations, Sierra Monitor qualifies the use of non-GAAP financial information in a statement when non-GAAP information is presented. In addition, the exclusion of the charges and expenses indicated above from the non-GAAP financial measures presented does not indicate an expectation by Sierra Monitor management that similar charges and expenses will not be incurred in subsequent periods.

TABLE C
SIERRA MONITOR CORPORATION
Reconciliation of Non-GAAP Financial Measures
to Most Directly comparable GAAP Financial Measures
December 31, 2006

	For the three months ended December 31 ,		For the twelve months ended December 31 ,
	2006	2005	2006	2005
Net sales	$2,991,135	$2,394,581	$10,854,807	$8,816,414
Cost of goods sold	1,291,062	916,665	4,379,912	3,540,438
Gross profit	1,700,073	1,477,916	6,474,895	5,275,976
Operating expenses
GAAP Operating Expenses	1,499,871	1,363,404	5,695,244	5,623,742
Depreciation and amortization	(32,579)	(34,552)	(137,454)	(148,612)
Provision for bad debt expense	(4,688)	(26,250)	(11,522)	(34,823)
Provision for inventory losses	4,961	34,602	30,945	24,000
Stock based compensation expense	2,459	-	(30,328)	(30,800)
Non GAAP Operating Expenses	1,470,024	1,337,204	5,546,885	5,433,507
Non GAAP Income (loss) from operations	230,049	140,702	928,010	(157,531)
Interest income (expense)	2,212	3,706	14,641	5,025
Non GAAP Income (loss) before income taxes	232,257	144,412	942,646	(152,506)
Income taxes (benefit) provision	69,751	63,327	296,558	(122,112)
Non GAAP Net income (loss)	$162,506	$81,085	$646,088	$(30,394)
Non GAAP Net income (loss) per share:
Basic	$0.01	$0.01	$0.06	$(0.00)
Diluted	$0.01	$0.01	$0.05	$(0.00)
Weighted-average number of shares used in per share computations
Basic	11,055,192	11,019,879	11,050,539	11,009,724
Diluted	11,542,367	11,473,069	11,604,478	11,009,724